UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-23306

Collaborative Investment Series Trust

(Exact Name of Registrant as Specified in Charter)

8000 Town Centre Dr., Suite 400

Broadview Heights, OH 44147

 (Address of Principal Executive Offices)

CT Corporation System

1300 East 9th Street

Cleveland, OH  44114

(Name and address of agent for service)

Registrant's telephone number, including area code: (440) 922-0066

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

MERCATOR INTERNATIONAL

OPPORTUNITY FUND

Ticker: MOPPX

ANNUAL REPORT

December 31, 2018

COLLABORATIVE INVESTMENT SERIES TRUST

1-800-869-1679

www.mercatormutualfunds.com

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.mercatormutualfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

SHAREHOLDER LETTER

DECEMBER 31, 2018 (UNAUDITED)

Larry Fink Likens Hedge Fund Selloff Last Quarter to ‘Mini 2008’ was the headline of a recent article on Bloomberg. A JP Morgan report on European small and midcap stocks also compared the recent panic selling to the 2008 financial crisis. “In fact”, the analyst writes, “2018 saw just as much volatility as very trying years such as 2008 and 2009.”

The only difference between what happened in Q4 of 2018 and last decade’s financial crisis is that this time there was no crisis. Last quarter’s correction in stock prices worldwide was not a reaction to changes in companies’ fundamentals. It was a brutal mood swing set off by the Federal Reserve Bank’s tight policy combined with skepticism that the trade dispute between China and the US could be resolved. The Brexit mess only added fuel to the fire.

Such macro concerns are justified. If anything, a pause in the multi-year rally in stock prices was probably healthy. Trees don’t grow to the sky. At least not in a linear way. But in the olden days, one would have expected a 5% correction, not a panic. After all, company earnings have remained strong. The US economy is still humming.

It is difficult to know why a healthy correction turned into a debacle. The post-Christmas bounce suggests the sell-off was just an overreaction. Many blame computer programs. Already in June of 2017, a JP Morgan research report claimed that only 10% of trading is regular stock picking. There is little doubt that quantitative and computer trading have added a lot of volatility to markets.

The bottom line is that long term stock pickers need to take this new paradigm into account. Increased volatility does not change the fundamentals of companies. More than ever, amplified stock price swings require investors to have strong conviction. A loss is only realized when one sells. A drawdown is only a paper loss. When conviction is strong, such drops in prices are an opportunity to increase exposure.

Here are some basic rules we have always applied. The strong bounce of the fund’s NAV in January seem to justify our patience:

1.

Corrections are difficult to predict. In the long run, trying to time the market is a losing proposition.

2.

Focus on fundamentals.

3.

Don’t sell when sentiment is too negative. Sentiment changes very quickly.

4.

Take advantage of corrections to buy oversold stocks and sell those where conviction level is low.

5.

Be patient.

6.

Focus on fundamentals.

MOPPX Activity in Q4, 2018

We made a few changes to the fund last quarter. We sold our positions in the Swedish video game company G5 Group (G5EN:SS) and the Danish jewelry group Pandora (PNDORA:DC). Both companies have deteriorating fundamentals. G5’s growth rate slowed markedly and Pandora’s management turmoil seemed to get worse.

After two research trips to the UK in the fall, we decided to start building positions in Zoo Digital Group (ZOO:LN; 0.87% of MOPPX) , DS Smith (SMDS:LN; 0.83% of MOPPX) and First Derivatives (FDP:LN: 1.17% of MOPPX). These companies’ management greatly impressed us. Zoo Digital is a young company making good use of the digital revolution to provide subtitles and dubbing services to producers of movies and TV programs. DS Smith is a

MERCATOR INTERNATIONAL OPPORTUNITY FUND

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2018 (UNAUDITED)

leading cardboard manufacturer which supplies 80% of Amazon’s packaging needs in the UK. First Derivatives is a software company that provides trading analytics platforms.

We also visited with a couple of companies we already own in the fund. We learned that Ocado (2.4% of MOPPX), the leading food e-retailer in the UK, is now a manufacturer of the robots the company uses in its warehouses. It is selling these together with its expertise of warehouse and shipping management to more and more food retailers around the world. Ocado (OCDO:LN) should in our opinion thus be viewed more as a technology company than as a retailer which means it deserves a higher valuation. Entertainment One (ETO:LN; 1.97%of MOPPX) confirmed their business outlook remains bright. Streaming companies such as Netflix or Amazon have a huge and growing need for content they produce. In addition, ETO’s Peppa Pig, a children’s cartoon character, has recently gained popularity in China. It helps that we are soon entering the year of the Pig.

Conclusion

It is easy to focus on the many tensions in the world. External events or sentiment changes influence stock prices greatly in the short term. But, for patient investors, it is fundamentals that will determine success. For example, Interroll (INRO:SW), a Swiss maker of conveyor belts, lost 20% of its value in the early December selloff only to regain it as soon as they published their quarterly sales and earnings numbers in January.

Even in terms of the macro backdrop, it could take very little for sentiment to shift back to optimism. It appears market participants are starting to believe the Fed has gotten the message and factoring a less restrictive monetary policy into their expectations for 2019. Secondly, achievement of a trade deal between the US and China is in the interest of both countries. For this reason we are optimistic a mutually satisfactory agreement can be reached. Yes, the implementation will take more time and disputes will reemerge. But we believe the announcement of a deal will be an enormously bullish signal for markets.

Hervé van Caloen

Mercator International Opportunity Fund (MOPPX)

Mercator Investment Management, LLC

tel: 1 646 764 4769

IMPORTANT DISCLOSURES:

Mutual fund investing involves risk. Such risks associated with the Mercator International Opportunity Fund (MOPPX) as well as applicable investment objectives, charges and expenses must be considered carefully before investing. This and other important information about the Mercator International Opportunity Fund is found in the Prospectus, a copy of which or current performance information may be obtained by contacting Mutual Shareholder Services (“MSS”) toll free at 1-800-869-1679. We encourage you to read the prospectus carefully before investing.

Past performance does not guarantee future results. Loss of principal is possible. Investment returns and principal value of an investment in the Mercator International Opportunity Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. For up-to-date performance information please contact the fund’s transfer agent at 1-800-869-1679.

Investing in mid or small cap companies can be considered riskier than investing in large cap companies. In addition, the size of companies comprising an Index, although midcap by some country standards, could be considered small cap in the U.S. Currency risk involves the chance that the value of a foreign investment, measured in U.S. Dollars, will decrease due to unfavorable change in currency exchange rates.

Arbor Court Capital, LLC serves as the Distributor for the Fund and is a member of FINRA and SIPC

MERCATOR INTERNATIONAL OPPORTUNITY FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2018 (UNAUDITED)

TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2018

FUND/INDEX	SINCE INCEPTION*	VALUE
Mercator International Opportunity Fund	-21.60%	$ 7,840
MSCI EAFE (Morgan Stanley Capital International Europe Australia Far EAST) Index	-12.12%	$ 8,788

Cumulative Performance Comparison of $10,000 Investment Since Inception

* Inception April 2, 2018

This chart assumes an initial investment of $10,000 made on the closing of April 2, 2018 (commencement of investment operations). Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Morgan Stanley EAFE Index measures the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East. The index is commonly referred to as the EAFE. Securities from the United States and Canada are excluded from the MS EAFE benchmark index. The MS EAFE benchmark index is used for comparison purposes only, and is not meant to be indicative of the Mercator International Opportunity Fund's asset composition, performance, or volatility. The Performance of the Morgan Stanley EAFE Index is compiled and presented with all dividends reinvested and does not reflect deductions for fees or expenses.  Investors cannot invest directly in an index.

The Fund's total annual operating expenses before fee waivers, per the February 7, 2018 prospectus, are 2.20%. After fee waivers, the Fund's total annual operating expenses are 1.66%. For the period April 2, 2018 through December 31, 2018, the Fund’s annual operating expenses were additionally voluntarily waived and reimbursed so as not to exceed 1.19% of the average daily net assets.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

PORTFOLIO ILLUSTRATION

DECEMBER 31, 2018 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Communications
12.65%
Technology
30.98%
Consumer Discretionary
18.80%
Consumer Staples
2.43%
Energy
2.50%
Financials
3.06%
Health Care
11.33%
Industrials
11.26%
Materials
4.08%
Money Market Fund
2.91%

Sectors are categorized using Bloomberg classifications.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2018

Shares		Value

COMMON STOCKS - 96.40%

Apparel & Textile Products - 1.50%
2,000	Brunello Cucinelli SpA (Italy)	$ 68,908

Automotive - 2.17%
1,000	Ferrari NV (Italy)	99,440

Banking - 1.37%
1,533	HSBC Holdings Plc. ADR	63,022

Biotech & Pharma - 6.11%
550	ALK-Abello A/S (Denmark) *	81,080
1,000	GW Pharmaceuticals Plc. ADR *	97,390
1,250	UCB SA (Belgium)	102,187
		280,657
Chemicals - 1.48%
1,700	Umicore SA (Belgium)	67,947

Commercial Services - 2.04%
250	Eurofins Scientific SE (Luxembourg)	93,445

Containers & Packaging - 0.83%
10,000	DS Smith Plc. (United Kingdom)	38,164

Electrical Equipment - 2.34%
12,500	Fagerhult AB (Sweden)	107,329

Engineering & Construction Services - 1.30%
3,300	AF AB Class B (Sweden)	59,667

Hardware - 9.96%
2,000	Accesso Technology Group Plc. (United Kingdom) *	36,978
20,000	BlackBerry Ltd. (Canada) *	142,200
2,500	Nintendo Co., Ltd. ADR	82,750
30,000	Nokia Oyj ADR	174,600
2,000	SLM Solutions Group AG (Germany) *	20,638
		457,166
Health Care Facilities & Services - 1.75%
5,000	Amplifon SpA (Italy)	80,546

Iron & Steel - 1.73%
1,650	BHP Billiton Ltd. ADR	79,678

The accompanying notes are an integral part of these financial statements.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2018

Shares		Value

Machinery - 7.54%
550	Disco Corp. (Japan)	$ 64,456
5,000	FANUC Corp. ADR	75,300
70	Interroll Holding AG (Switzerland)	103,561
150	Keyence Corp. (Japan)	74,823
1,500	THK Co. Ltd. (Japan)	28,208
		346,348
Media - 12.56%
2,000	CyberAgent, Inc. (Japan)	77,429
20,000	Entertainment One Ltd. (Canada)	90,941
1,500	LINE Corp. ADR *	51,165
3,500	Schibsted ASA (Norway)	117,405
1,050	Shopify, Inc. (Canada) *	145,372
1,950	Stroeer SE & Co. KGaA (Germany)	94,306
		576,618
Medical Equipment & Devices - 3.38%
7,000	Biocartis Group NV (Belgium) *	79,778
5,000	Jeol Ltd. (Japan)	75,559
		155,337
Passenger Transportation - 2.19%
5,000	Air France-KLM (France) *	54,347
2,300	Norwegian Air Shuttle ASA (Norway) *	46,145
		100,492
Renewable Energy - 2.48%
3,250	SolarEdge Technologies, Inc. (Israel) *	114,075

Retail-Consumer Staples - 2.41%
11,000	Ocado Group Plc. (United Kingdom) *	110,807

Retail-Discretionary - 10.78%
3,000	ASKUL Corp. (Japan)	64,132
1,250	ASOS Plc. (United Kingdom) *	36,293
15,000	Boozt AB (Sweden) *	76,583
11,428	Dustin Group AB (Sweden)	94,515
800	Fnac Darty SA (France) *	52,375
1,250	Moncler SpA (Italy)	41,462
18,500	OVS SpA (Italy) *	23,205
10,000	Rakuten, Inc. ADR	66,500
1,550	Zalando SE (Germany) *	39,880
		494,945

The accompanying notes are an integral part of these financial statements.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2018

Shares		Value

Semiconductors - 10.14%
4,000	Advantest Corp (Japan)	$ 81,861
3,000	Ams AG (Austria)	72,016
800	ASML Holding NV ADR	124,496
50,000	IQE Plc. (United Kingdom) *	41,441
12,500	Nordic Semiconductor ASA (Norway) *	41,786
3,500	STMicroelectronics NV ADR	48,580
1,500	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	55,365
		465,545
Software - 7.59%
4,000	Basware Oyj (Finland) *	181,156
2,000	Materialise NV ADR *	40,060
8,000	RaySearch Laboratories AB (Sweden) *	87,105
30,000	ZOO Digital Group Plc. (United Kingdom) *	39,975
		348,296
Specialty Finance - 1.66%
140	Adyen NV (Netherlands) *	76,254

Technology Services - 3.09%
3,000	Baozun, Inc. ADR *	87,630
2,000	First Derivatives Plc. (United Kingdom)	54,065
		141,695

TOTAL COMMON STOCKS (Cost $5,717,089) - 96.40%		4,426,381

MONEY MARKET FUND - 2.89%
132,548	First American Government Obligations Fund Class X 2.31% **	132,548
TOTAL MONEY MARKET FUND (Cost $132,548) - 2.89%		132,548

TOTAL INVESTMENTS (Cost $5,849,637) - 99.29%		4,558,929

OTHER ASSETS LESS LIABILITIES, NET - 0.71%		32,650

NET ASSETS - 100.00%		$ 4,591,579

* Non-income producing securities during the period.

**Variable rate security; the rate shown represents the yield at December 31, 2018.

ADR - American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2018

As of December 31, 2018, the breakout of the Fund's portfolio by country was as follows:

Country	% of Net Assets
Austria	1.57%
Belgium	5.45%
Canada	8.25%
Denmark	1.77%
Finland	3.95%
France	2.32%
Germany	3.37%
Israel	2.48%
Italy	6.82%
Japan	10.16%
Luxembourg	2.04%
Netherlands	1.66%
Norway	4.47%
Sweden	9.27%
Switzerland	2.25%
United Kingdom	7.79%
United States	25.67%
99.29%

The accompanying notes are an integral part of these financial statements.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2018

Assets:
Investments in Securities, at Value (Cost $5,849,637)	$ 4,558,929
Cash	9,702
Receivables:
Dividends and Interest	1,053
Due from Adviser	57,610
Prepaid Expenses	7,666
Total Assets	4,634,960
Liabilities:
Shareholder Redemptions	19,276
Administrative Fees	500
Chief Compliance Officer Fees	500
Trustee Fees	1,500
Accrued Expenses	21,605
Total Liabilities	43,381

Net Assets	$ 4,591,579

Net Assets Consist of:
Paid In Capital	$ 5,882,287
Distributable Earnings	(1,290,708)
Net Assets, for 585,828 Shares Outstanding	$ 4,591,579

Net Asset Value Per Share	$ 7.84

The accompanying notes are an integral part of these financial statements.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

STATEMENT OF OPERATIONS

For the period April 2, 2018 (commencement of investment operations)

through December 31, 2018

Investment Income:
Dividends (a)	$ 16,142
Interest	2,078
Total Investment Income	18,220

Expenses:
Advisory fees	32,796
Audit fees	15,800
Custody	21,129
Legal fees	21,776
Transfer Agent fees	11,122
Chief Compliance Officer fees	4,500
Administrative fees	4,500
Offering fees	25,582
Registration fees	3,810
Trustee fees	4,500
Insurance fees	1,755
Other expenses	3,704
Printing and Mailing fees	474
Total Expenses	151,448
Less fees waived and expenses reimbursed by Advisor	(118,612)
Net Expenses	32,836

Net Investment Loss	(14,616)

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	6,110
Net Change in Unrealized Depreciation on Investments	(1,290,708)
Realized and Unrealized Loss on Investments	(1,284,598)

Net Decrease in Net Assets Resulting from Operations	$(1,299,214)

(a) Net of Foreign withholding taxes of $2,864.

The accompanying notes are an integral part of these financial statements.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

STATEMENT OF CHANGES IN NET ASSETS

Period Ended*
12/31/2018
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (14,616)
Net Realized Gain on Investments	6,110
Unrealized Depreciation on Investments	(1,290,708)
Net Decrease in Net Assets Resulting from Operations	(1,299,214)

Capital Share Transactions	5,790,793

Total Increase in Net Assets	4,491,579

Net Assets:
Beginning of Period	100,000

End of Period	$ 4,591,579

* For the period April 2, 2018 (commencement of investment operation) through December 31, 2018.

The accompanying notes are an integral part of these financial statements.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period:

	Period Ended	(c)
	12/31/2018

Net Asset Value, at Beginning of Period	$ 10.00

Loss From Investment Operations:
Net Investment Loss *	(0.04)
Net Loss on Securities (Realized and Unrealized)	(2.12)
Total from Investment Operations	(2.16)

Net Asset Value, at End of Period	$ 7.84

Total Return **	(21.60)%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 4,592
Ratio of Expenses to Average Net Assets
Before Reimbursement	5.47%	(a)
After Reimbursement +	1.19%	(a)
Ratio of Net Investment Loss to Average Net Assets
After Reimbursement	(0.53)%	(a)
Portfolio Turnover	55.89%	(b)

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

+ The ratio of expense after reimbursement has been voluntarily decreased by additional 0.46%.

(a) Annualized.

(b) Not annualized.

(c) For the period April 2, 2018 (commencement of investment operation) through December 31, 2018.

The accompanying notes are an integral part of these financial statements.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018

1.  ORGANIZATION

The Mercator International Opportunity Fund (the “Fund”) was organized as a diversified series of the Collaborative Investment Series Trust (the “Trust”).  The Trust is an open-end investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), established under the laws of Delaware.  The Trust is authorized to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund, along with Dividend Performers and Preferred Plus are the only series currently authorized by the Board of Trustees (the “Board” or Trustees”). The Fund commenced investment operations on April 2, 2018. For the period April 2, 2018 through November 24, 2018, the investment adviser to the Fund was Belpointe Asset Management, LLC (the “former Adviser”). The former Adviser will no longer be serving as adviser to the Fund. The Board approved at an in-person meeting held on October 19, 2018, the appointment of Mercator Investment Management, LLC (“Mercator”) (the “Adviser”) in an interim agreement, effective November 24, 2018, to serve as investment adviser to the Fund. See Note 4 for additional information.

The Fund’s investment objective is to provide you with long-term growth of capital.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Fund’s significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

SECURITY VALUATIONS: All investments in securities are recorded at their estimated fair value, as described in Note 3.

SECURITY TRANSACTION TIMING: For financial reporting purposes, investment transactions are accounted for on the trade date on the last business day of the reporting period.  Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Non-cash dividend income is recorded at fair market value of the securities received.  Interest income is recognized on an accrual basis.  The Fund uses the specific identification method in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are accreted or amortized over the life of the respective securities using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the appropriate country’s rules and tax rates.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment

MERCATOR INTERNATIONAL OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded as of or during the period ended December 31, 2018, related to uncertain tax positions taken on returns filed for open tax year (2018), or expected to be taken in the Fund’s 2018 tax returns.  The Fund identifies its major tax jurisdictions as U.S. federal and certain state tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the period ended December 31, 2018, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund typically distributes substantially all of its net investment income and realized gains in the form of dividends and taxable capital gains to its shareholders. The Fund intends to distribute dividends and capital gains at least annually.  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income taxes purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

FOREIGN CURRENCY: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies,

MERCATOR INTERNATIONAL OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

RECLASSIFICATIONS: The Fund has recorded reclassifications in the capital accounts. As of December 31, 2018, the Fund recorded permanent book/tax differences of $6,110 from short-term capital gain to net investment loss and $8,506 from net investment loss to paid-in capital. This reclassification has no impact on the net asset value (“NAV”) of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

SHARE VALUATION: The Fund’s NAV is calculated once daily, at the close of regular trading hours on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open.  The net assets are determined by totaling the value of all portfolio securities, cash and other assets held by the Fund, and subtracting from that total all liabilities, including accrued expenses.  The total net assets are divided by the total number of shares outstanding to determine the NAV of each share.

3.  SECURITY VALUATIONS

Processes and Structure

The Board has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board.

Fair Value Pricing Policy

The Board has adopted guidelines for Fair Value Pricing, and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board.  If market quotations are not readily available, the security will be valued at fair value (the amount which the owner might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Adviser (“Fair Value Pricing”), subject to review by the Board.  The Adviser must use reasonable diligence in determining whether market quotations are readily available.  If, for example, the Adviser determines that one source of market value is unreliable, the Adviser must diligently seek market quotations from other sources, such as other brokers or pricing services, before

MERCATOR INTERNATIONAL OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

concluding that market quotations are not available.  Fair Value Pricing is not permitted when market quotations are readily available.

Fixed income securities generally are valued using market quotations provided by a pricing service.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, may be valued by using the amortized cost method of valuation, when the Board has determined that it will represent fair value.

Fair Value Measurements

GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date and also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.  The three-tier hierarchy seeks to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Equity securities (domestic and foreign common stocks). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Prices denominated in foreign currencies are converted to US dollar equivalents at the current exchange rate. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Short-term investments.  Short term investments are valued using amortized cost, which approximates fair value.  These securities will be categorized in Level 1 of the fair value hierarchy.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in the security.

The following table presents information about the Fund’s investments measured at fair value as of December 31, 2018, by major security type:

Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 4,426,381	$ -	$ -	$ 4,426,381
Money Market Fund	132,548	-	-	132,548
Total	$ 4,558,929	$ -	$ -	$ 4,558,929

During the period ended December 31, 2018, there were no transfers between Level 1, 2, or 3 in the Fund. The Fund did not hold any Level 3 securities during the period presented.

* Industry classifications of these categories are detailed on the Fund’s Schedule of Investments.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

4.  RELATED PARTY TRANSACTIONS

INVESTMENT ADVISER:   For the period April 2, 2018 through November 24, 2018, the Fund had a Management Agreement with the former Adviser.  Under the terms of the previous Management Agreement between the Trust and the former Adviser, with respect to the Fund (the “former Agreement”), the Adviser, subject to the supervision of the Board, provides or arranges to be provided to the Fund such investment advice as its deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies.  Prior to November 24, 2018, compensation for management services, the Fund was obligated to pay the former Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.19% of the average daily net assets of the Fund.

Prior to November 24, 2018, the former Adviser has contractually agreed to reduce its fees and to reimburse expenses, at least through February 28, 2019, to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any 12b-1 fees, acquired fund fees and expenses, interest expenses, dividend expenses on short sales, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) will not exceed 1.65% of the average daily net assets attributable to the Institutional Class shares. For the period April 2, 2018 through November 24, 2018, the former Adviser voluntarily waived and reimbursed the Fund expenses so that they do not exceed 1.19%.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within three years from the date on which the waiver or reimbursement occurs, if such recoupment can be achieved within the foregoing expense limits.  This waiver and reimbursement agreement may be terminated only by the Board, on 60 days written notice to the former Adviser. For the period April 2, 2018 (commencement of investment operations) through November 24, 2018, the former Adviser earned $26,970 in advisory fees. During the same period, the former Adviser waived and reimbursed fees of $91,858. This amount is subject to recoupment until November 23, 2021.

Effective November 24, 2018, the Fund entered into an Interim Agreement with Mercator to serve as investment advisor to the Fund with a term of no more than 150 days, and will be terminated upon approval of the investment advisory agreement by shareholders. Under the Interim Agreement between the Fund and Mercator, the Fund pays Mercator an annual advisory fee equal to 0.84% of the Fund’s average daily net assets. The Interim Agreement may be terminated at any time, and without the payment of any penalty, by the Fund on 10 days prior written notice to Mercator.

As of November 24, 2018, under an Expense Limitation Agreement, Mercator has voluntarily agreed to waive its fees and reimburse expenses of the Fund, at least through November 30, 2019, to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any front-end or contingent deferred loads, acquired fund fees and expenses, taxes, borrowing costs (such as interest and dividend expense on securities sold short), brokerage fees and commissions, or extraordinary expenses such as litigation) will not exceed 1.19% for Institutional Class Shares. For the period November 24, 2018 through December 31, 2018, the Adviser earned $5,826 in advisory fees. During

MERCATOR INTERNATIONAL OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

the same period, the Adviser waived and reimbursed fees of $26,754. This amount is subject to recoupment until December 31, 2021.

At December 31, 2018, the former Adviser and the Adviser each owed the Fund $28,805, a total of $57,610.

ADMINISTRATOR AND COMPLIANCE SERVICES: The Trust, on behalf of the Fund, also entered into Administration and Compliance Agreements with Empirical Administration, LLC (“Empirical”) which provides for administration and compliance services to the Fund.  Brandon M. Pokersnik is the owner/president of Empirical, and also an employee of Mutual Shareholder Services, LLC, the Fund’s transfer agent and dividend disbursing agent.  Mr. Pokersnik serves as the Chief Compliance Officer and an officer of the Trust.  For the services Empirical provides under the Administration and Compliance Agreements Empirical receives a monthly fee of $1,000 from the Fund.  For the period April 2, 2018 through December 31, 2018, Empirical earned $9,000 for these services.  As of December 31, 2018, the Fund owed Empirical $1,000.

5.  INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the period ended December 31, 2018, were as follows:

Purchases	$ 7,711,130
Sales	$ 2,000,151

6.  CAPITAL SHARE TRANSACTIONS

At December 31, 2018, there were unlimited shares authorized at no par value for the Fund.  Paid in capital for the period ended December 31, 2018 amounted to $5,882,287.  The following table summarizes transactions in capital for the period:

Institutional Class	April 2, 2018 (commencement of investment operations) through December 31, 2018
	Shares	Amount
Shares Sold	647,244	$6,454,074
Shares Redeemed	(71,416)	(663,281)
Net Increase	575,828	$5,790,793

7.  COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

8.  TAX MATTERS

For Federal Income Tax purposes, the cost of investments owned at December 31, 2018 is $5,849,637.  As of December 31, 2018, the gross unrealized appreciation on a tax basis totaled $94,617 and the gross unrealized depreciation totaled $1,385,325 for a net unrealized depreciation of $1,290,708.

As of December 31, 2018 the components of distributable earnings on a tax basis were as follows:

Net unrealized depreciation

$(1,290,708)

Total

$(1,290,708)

No distributions were paid for the period April 2, 2018 (commencement of investment operations) through December 31, 2018.

9.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  As of December 31, 2018, Ameritrade, Inc. held in omnibus accounts for the benefit of others approximately 79% of the voting securities of the Fund and may be deemed to control the Fund.

10.  NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

11.  SUBSEQUENT EVENTS

A Special Meeting of shareholders has been called to approve the following proposal:

Proposal 1 - To approve a new advisory agreement between Mercator Investment Management, LLC and the Trust.

As of the date of this filing, the Special Meeting has not yet occurred.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

  of Mercator International Opportunity Fund a series of

  Collaborative Investment Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of  Mercator International Opportunity Fund (the “Fund”), a series of Collaborative Investment Series Trust, including the schedule of investments in securities, as of December 31, 2018 and the related statement of operations and the statement of changes in net assets for the period April 2, 2018 (commencement of investment operations) through December 31, 2018, and the related notes (collectively referred to as the “financial statements”) and the financial highlights for the period April 2, 2018 (commencement of investment operations) through December 31, 2018.  In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Mercator International Opportunity Fund, a series of Collaborative Investment Series Trust, as of December 31, 2018, the results of its operations, the changes in its net assets, and the financial highlights for the period April 2, 2018 (commencement of investment operations) through December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risk of material misstatement of the financial statements and the financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of December 31, 2018, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2018

Abington, Pennsylvania

February 27, 2019

MERCATOR INTERNATIONAL OPPORTUNITY FUND

EXPENSE ILLUSTRATION

DECEMBER 31, 2018 (UNAUDITED)

 Expense Example

As a shareholder of the Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held during the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2018	December 31, 2018	July 1, 2018 to December 31, 2018

Actual	$1,000.00	$780.88	$5.34
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.21	$6.06

* Expenses are equal to the Fund's annualized expense ratio of 1.19%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MERCATOR INTERNATIONAL OPPORTUNITY FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2018 (UNAUDITED)

PORTFOLIO HOLDINGS

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Form N-Q is available on the SEC’s web site at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room). You may also obtain copies by calling the Fund at 1-800-869-1679, free of charge.

PROXY VOTING

The Fund’s proxy voting policies, procedures and voting records relating to common stock securities in the Fund’s investment portfolio, for the most recent twelve month period ended June 30, are available without charge, upon request, by calling the Fund’s toll-free telephone number 1-800-869-1679.  The Fund will send this information within three business days of receipt of the request, by first class mail or other means designed to ensure prompt delivery. The Fund’s proxy information is also available on the SEC’s website at http://www.sec.gov.

ADDITIONAL INFORMATION

The Fund's Statement of Additional Information ("SAI") includes additional information about the directors and is available, without charge, upon request.  You may call toll-free 1-800-869-1679 to request a copy of the SAI or to make shareholder inquiries.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

In connection with a regular meeting held on October 19, 2018 of the Board including a majority of the Trustees who are not “interested persons” as that term is defined in the 1940 Act, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between the Adviser and the Trust, with respect to the Fund. In considering the approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not a result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service.  In evaluating whether to approve the Proposed Advisory Agreement, the Board considered the nature, extent and quality of services to be provided under the agreement. Although the Adviser is newly registered, the Board noted that the portfolio manager serves as the portfolio manager to the Fund under the current investment adviser. The Board evaluated the compliance program developed by the Adviser. The Board noted the Adviser’s intention not to make any changes to the Fund’s investment objectives or strategy. The Board concluded it was comfortable that

MERCATOR INTERNATIONAL OPPORTUNITY FUND

ADDITIONAL INFORMATION (CONTINUED)

DECEMBER 31, 2018 (UNAUDITED)

the Adviser had the capabilities to oversee the operations of the Fund. Based on their review, the Trustees concluded that, overall, the nature, extent and quality of services expected to be provided to the Fund were satisfactory.

Performance.  The Board discussed the limited performance history of the Adviser. Although the Adviser was recently organized, the Board expressed confidence in the Adviser’s portfolio manager, Mr. Herve van Caloen. The Board noted that Mr. van Caloen served as the portfolio manager for the current adviser, and will continue to serve as the portfolio manager for the Adviser. The Board noted the Fund’s performance while Mr. van Caloen’s served as portfolio manager, and that the Fund had outperformed the Fund’s Morningstar category since its inception.

Fees and Expenses.  The Trustees reviewed information regarding fees charged by advisers to a peer group of funds with investment objectives and strategies comparable to the Fund’s. The Trustees noted that the proposed advisory fee of 0.84% was less than the Fund’s current advisory fee and was slightly less was less than the peer group average. The Trustees remarked that the proposed advisory fee was lower than Morningstar Peer Group Foreign Small/Mid Blend category. The Trustees also considered that the Adviser had agreed to maintain the Fund’s current expense limitation of 1.19% of Institutional Class shares’ net assets. After further discussion, the Board concluded that the proposed advisory fee of 0.84% was reasonable.

Economies of Scale.  The Trustees considered whether the Adviser will realize economies of scale with respect to the management of the Fund. The Trustees agreed that meaningful economies of scale had not yet been reached due to the limited operation of the Fund. The Trustees agreed to continue to monitor Fund growth and evaluate the appropriateness of breakpoints in the advisory fee as Fund assets increase.

Profitability.  The Trustees considered the projected profits by the Adviser in connection with the operation of the Fund for the first two years under the Proposed Advisory Agreement and whether the amount of profit would be a fair entrepreneurial profit for the management of the Fund. The Trustees noted that the Adviser expected to receive a marginal profit both in terms of percentage of revenue and dollar amount over both years. The Board concluded that the Adviser’s estimated level of profitability from its relationship with the Fund was not excessive.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Proposed Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that the advisory fee is reasonable and that approval of the Proposed Advisory Agreement is in the best interests of the shareholders of the Fund.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

TRUSTEES & OFFICERS

DECEMBER 31, 2018 (UNAUDITED)

The following tables provide information about Board and the senior officers of the Trust. Information about each Trustee is provided below and includes each person’s: name, address, age (as of the date of the Funds’ most recent fiscal year end), present position(s) held with the Trust, principal occupations for the past five years. Unless otherwise noted, the business address of each person listed below is c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147-4003. Unless otherwise noted, each officer is elected annually by the Board.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name Address[2] and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Dean Drulias, Esq. Birth Year: 1947	Trustee	Indefinite/ November 2017 - present	Attorney (self-employed), since 2012	3	None
Shawn Orser Birth Year: 1975	Trustee	Indefinite/ November 2017 - present	CEO, Seaside Advisory (6/2016-Present); Executive Vice President, Seaside Advisory (2009-6/2016).	3	None
Fredrick Stoleru Birth Year: 1971	Trustee	Indefinite/ November 2017 - present	Chief Executive Officer and President of Atlas Resources LLC since February 2017, Senior Vice President, Atlas Energy, 2015-2017, Vice President of the General Partner of Atlas Growth Partners, L.P. since 2013	3	None

For the period ended December 31, 2018, each Trustee was paid a fee of $1,000.

1The “Fund Complex” consists of the Collaborative Investment Series Trust.

2 The address for each Trustee listed is 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147

MERCATOR INTERNATIONAL OPPORTUNITY FUND

TRUSTEES & OFFICERS (CONTINUED)

DECEMBER 31, 2018 (UNAUDITED)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address[3] and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex [2] Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Brandon E. Lacoff, Esq.[1] Year of Birth: 1974	Trustee	Indefinite/ November 2017 - present	Managing Director of Belpointe Group of Companies since 2004 and Member of Board of Belpointe Asset Management, LLC	3	None
Gregory Skidmore[1] Year of Birth: 1976	Trustee and President	since November 2017	President, Belpointe Asset Management, LLC since 2007.	3	N/A
Brandon Pokersnik Year of Birth: 1978	Secretary and Chief Compliance Officer	since November 2017	Accountant, Mutual Shareholder Services, LLC, since 2008; Attorney Mutual Shareholder Services, LLC, since June 2016; Owner/President, Empirical Administration, LLC, since September 2012.	N/A	N/A
Adam Snitkoff Year of Birth: 1965	Treasurer	since November 2017	Tax Attorney (self-employed), since 2012	N/A	N/A

1 Brandon E. Lacoff, Esq. is considered an “Interested” Trustee as defined in the 1940 Act, as amended, because of his ownership interest in the former Adviser.  Gregory Skidmore is considered an “Interested” Trustee as defined in the 1940 Act, as amended, because of his affiliation with the former Adviser.

2The “Fund Complex” consists of the Collaborative Investment Series Trust.

3 The address for each Trustee and Officer listed is 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

PRIVACY NOTICE

COLLABORATIVE INVESTMENT SERIES INVESTMENTS TRUST

FACTS	WHAT DOES THE COLLABORATIVE INVESTMENT SERIES INVESTMENTS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●Social Security number and wire transfer instructions

●account transactions and transaction history

●investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the CCA Investments Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Do we share information?	Can you limit sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share
QUESTIONS?	Call 1-800-595-4866

PRIVACY NOTICE (Continued)

What we do:
How does the Collaborative Investment Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Collaborative Investment Series Trust collect my personal information?

We collect your personal information, for example, when you:

●open an account or deposit money

●direct us to buy securities or direct us to sell your securities

●seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●affiliates from using your information to market to you.

●sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates

Companies not related by common ownership or control.  They can be financial and non-financial companies.

●The Collaborative Investment Series Trust does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ●The Collaborative Investment Series Trust doesn’t jointly market.

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Investment Adviser

Mercator Investment Management, LLC

Distributor

Arbor Court Capital, LLC

Transfer and Dividend Disbursing Agent

Mutual Shareholder Services, LLC

Custodian

US Bancorp Fund Services, LLC

Legal Counsel

Thompson Hine LLP

Independent Registered Public Accounting Firm

Sanville & Company

This report is provided for the general information of Mercator International Opportunity Fund shareholders.  It is not authorized for distribution unless preceded or accompanied by an effective prospectus, which contains more complete information about the Fund.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c)

A copy of the registrant’s Code of Ethics is filed herewith. Copies of the code of ethics would be made available free of charge, by writing or calling the Fund at 1-800-869-1679 or by mail to 8000 Town Centre Drive Suite 400 Broadview Heights, OH  44147.

Item 3. Audit Committee Financial Expert.

The  registrant's  board of trustees has determined that the registrant does not have an  audit  committee  financial  expert.  This is  because  the  experience provided  by the  members  of  the  audit  committee  together  offers  adequate oversight for the registrants level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

FY 2018

$ 12,000

(b) Audit-Related Fees

Registrant

FY 2018

$ 0

Nature of the fees:

N/A

(c) Tax Fees

Registrant

FY 2018

$ 2,000

Nature of the fees:

Tax filing and preparation.

(d) All Other Fees

Registrant

FY 2018

$ 0

Nature of the fees:

(e)

(1) The Registrant's audit committee has reviewed the scope and plan of the independent public accountants' annual and interim examinations, approve the services (other than the annual audit) to be performed for the Registrant by the independent public accountants and approve the fees and other compensation payable to the independent accountants.

(f)  Not applicable

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY

2018

  N/A

  N/A

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13.  Exhibits

(a)(1)  EX-99.CODE ETH.  Filed herewith.

(a)(2)  EX-99.CERT.  Filed herewith.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)  EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Collaborative Investment Series Trust

By /s/Gregory Skidmore

* Gregory Skidmore

   Trustee, President and Principal Executive Officer of the Trust

Date:  March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Gregory Skidmore

* Gregory Skidmore

   Trustee, President and Principal Executive Officer of the Trust

Date:  March 8, 2019

By /s/Adam Snitkoff

* Adam Snitkoff

   Treasurer and Principal Financial Officer of the Trust

Date:  March 8, 2019